BIMINI CAPITAL MANAGEMENT ANNOUNCES SECOND QUARTER 2022 RESULTS
VERO

BEACH,

Fla.,

(August

11,

2022)

–

Bimini

Capital

Management,

Inc.

(OTCQB:

BMNM),

(“Bimini

Capital,”

“Bimini,”

or

the
“Company”), today announced results of operations for the three-month period ended June 30, 2022.
Second Quarter 2022 Highlights
●
Net loss of $1.2 million, or $0.11 per common share
●
Book value per share of $2.66
●
Company to discuss results on Friday, August 12, 2022, at 10:00 AM ET
Management Commentary
Commenting on the second quarter results, Robert E. Cauley,

Chairman and Chief Executive Officer, said, “During the

latter part of the
second quarter of 2022 inflation data

drove a material change in Fed

policy, interest rates and the outlook for the economy.

Specifically,
the CPI for May, released in

June, was far above

market expectations.

Survey measures of inflation

expectations, released on the

same
day, surged to

multi-decade highs. In July,

the June CPI reading was released and was

again well above market expectations. Equally
troubling, elevated inflation readings were very broad based, implying inflationary pressures have clearly spread from just those sectors most exposed to

COVID-19 related supply

constraints. This was

the catalyst for

the Fed to

pivot even more

forcefully than they

did during
late 2021/early 2022, demonstrated by the Fed increasing the

Fed Funds rate by 200 basis points collectively at

the May, June and July
meetings.

The market expects the Fed to continuing raising the Fed Funds rate by another 100 basis points by year-end.

Increases in
the Fed Funds rate are likely to affect economic activity,

and the Fed has acknowledged their actions may lead to a recession.

Sectors
of the economy most sensitive to interest rates – such as housing – have already started to slow.

“The market appears

to anticipate the

Fed will be

able to contain

inflation and that

the result will

be a contraction

in economic growth.

This is reflected in

yields for longer-term U.S.

Treasuries. With the

Fed expected to increase

the Fed Funds rate

by another 100 basis
points or more, shorter maturity U.S.

Treasuries remain elevated, with the yield on the 2-year

U.S. Treasury Note yielding approximately
3.23% on August 10,

2022.

The combined effect –

more increases to the

Fed Funds rate, and

the presumption inflation will ultimately
be contained by the Fed - albeit potentially at the expense of a recession, has caused the yield curve to invert whereby shorter maturity
U.S. Treasuries

yield more than

long-term U.S. Treasuries.

This condition may

persist for the

balance of 2022

and into 2023.

These
developments

were detrimental to the performance

of Agency MBS securities and

as the quarter came to

an end the current coupon 30-
year fixed rate mortgage – a widely referenced benchmark – was trading at very wide spreads to comparable duration treasuries – and nearly as wide as the spreads seen during March of 2020 when the financial markets where at the peak of their distress.

“Given these

developments in the

fixed income

markets and the

poor performance of

Agency MBS in

particular Orchid Island

Capital
reported a

second quarter

2022 loss

of $60.1

million and

its shareholders

equity declined

from $592.4

million to

$506.4 million.

The
market conditions

described above

drove the

loss as

agency MBS

underperformed comparable

duration treasuries

and the

Orchid’s
hedge positions. The decline

in shareholders equity may

lead to reduced management

fees at Bimini Advisors

in the near-term since the
management fees are

a function of

Orchid’s equity.

Orchid also reduced

its monthly

dividend twice during

the first quarter

so monthly
dividend revenues on

the Company’s approximately

2.5 million shares declined

from approximately $402.3 thousand

to approximately
$350.4 thousand during the second

quarter. Orchid, like Bimini, will focus on

weathering the current market

conditions and looks forward
to capitalizing on the attractive returns that historically have become available as markets settle.

BMNM Announces Second Quarter 2022 Results

August 11, 2022
“As we discussed at the end of the first quarter, we took steps to reduce the MBS portfolio at Royal Palm in response to adverse market
conditions. In fact,

the Agency MBS portfolio

at Royal Palm Capital

decreased during the second

quarter of 2022 by

$16.1 million, the
combined effect

of net

sales of

$12.3 million

mentioned above,

$2.1 million

of paydowns

and return

of investment

on the

structured
securities portfolio and $1.7 million of net realized and unrealized market to market losses. As the second quarter of 2022 unfolded our
intention was

to grow

our cash position

until we

saw clear

evidence the

market had

stabilized before redeploying

our cash

to resume
growing the portfolio. To date, the Agency

MBS market has recovered

somewhat during the

third quarter of 2022,

and we will likely

begin
to rebuild the portfolio over the balance of the quarter.”
Details of Second Quarter 2022 Results of Operations
The Company reported net loss of $1.2 million for the three-month period ended

June 30, 2022.

Advisory service revenue for the
quarter was $3.3 million.

We recorded interest and dividend income of $0.7 million and interest expense on long-term debt of $0.3
million. We recorded a $1.0 million mark to market loss on our shares of Orchid common stock and realized and unrealized losses of
$1.8 million on our MBS portfolio. The results for the quarter also included operating expenses of $2.1 million and an income tax benefit
of $0.1 million.
Management of Orchid Island Capital, Inc.
Orchid is managed and advised by Bimini.

As Manager, Bimini is responsible for administering Orchid’s business activities and day-to-
day

operations.

Pursuant to

the

terms of

the management

agreement, Bimini

Advisors provides

Orchid

with its

management team,
including its officers, along with appropriate support personnel.
Bimini also maintains a common stock

investment in Orchid which is

accounted for under the fair value

option, with changes in fair value
recorded

in

the

statement

of

operations

for

the

current

period.

For

the

three

months

ended

June

30,

2022,

Bimini’s

statement

of
operations included a fair value adjustment of $(1.0) million and dividends of $0.4 million from its investment in Orchid’s common stock.

Also during

the three

months ended

June 30,

2022, Bimini

recorded $3.3

million in

advisory services

revenue for

managing Orchid’s
portfolio consisting of $2.6 million of management fees, $0.5 million in overhead reimbursement and $0.2 million in repurchase, clearing
and administrative fees.
Book Value Per Share
The Company's Book

Value

Per Share at

June 30, 2022

was $2.66.

The Company computes

Book Value

Per Share by

dividing total
stockholders'

equity

by

the

total

number

of

shares

outstanding

of

the

Company's

Class

A

Common

Stock.

At

June

30,

2022,

the
Company's stockholders’ equity was $27.9 million, with 10,472,779 Class A Common shares outstanding.
Capital Allocation and Return on Invested Capital
The Company

allocates capital between

two MBS sub-portfolios,

the pass-through MBS

portfolio (“PT

MBS”) and

the structured MBS
portfolio, consisting

of interest

only (“IO”)

and inverse

interest-only (“IIO”)

securities.

The table

below details

the changes

to the

respective
sub-portfolios during the quarter.

BMNM Announces Second Quarter 2022 Results

August 11, 2022
Portfolio Activity for the Quarter
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
Market Value - March 31, 2022 $ 51,643,964 $ 3,019,549 $ 15,689 $ 3,035,238 $ 54,679,202
Securities purchased 10,821,877 - - - 10,821,877
Securities sold (23,096,853) - - - (23,096,853)
Losses on sales (858,001) - - - (858,001)
Return of investment n/a (110,372) (1,424) (111,796) (111,796)
Pay-downs (1,980,029) n/a n/a n/a (1,980,029)
Premium lost due to pay-downs (84,638) n/a n/a n/a (84,638)
Mark to market gains (losses) (954,176) 124,615 (5,151) 119,464 (834,712)
Market Value - June 30, 2022 $ 35,492,144 $ 3,033,792 $ 9,114 $ 3,042,906 $ 38,535,050
The tables below present the

allocation of capital between the

respective portfolios at June 30,

2022 and March 31, 2022,

and the return
on invested capital for each sub-portfolio

for the three-month period ended

June 30, 2022. Capital allocation

is defined as the sum of the
market value of securities held, less associated repurchase agreement borrowings, plus cash and cash equivalents and restricted cash associated with repurchase agreements.

Capital allocated to non-portfolio assets is not included in the calculation.
The returns on invested

capital in the PT

MBS and structured MBS

portfolios were approximately (35.0)%

and 5.9%, respectively, for the
second quarter of 2022.

The combined portfolio generated a return on invested capital of approximately

(19.2)%.
Capital Allocation
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
June 30, 2022
Market value $ 35,492,144 $ 3,033,792 $ 9,114 $ 3,042,906 $ 38,535,050
Cash equivalents and restricted cash 6,529,567 - - - 6,529,567
Repurchase agreement obligations (36,925,999) - - - (36,925,999)
Total
(1)
$ 5,095,712 $ 3,033,792 $ 9,114 $ 3,042,906 $ 8,138,618
% of Total 62.6% 37.3% 0.1% 37.4% 100.0%
March 31, 2022
Market value $ 51,643,964 $ 3,019,549 $ 15,689 $ 3,035,238 $ 54,679,202
Cash equivalents and restricted cash 7,983,873 - - - 7,983,873
Repurchase agreement obligations (54,814,689) - - - (54,814,689)
Total
(1)
$ 4,813,148 $ 3,019,549 $ 15,689 $ 3,035,238 $ 7,848,386
% of Total 61.3% 38.5% 0.2% 38.7% 100.0%
(1)
Invested capital includes the value of the MBS portfolio and cash equivalents and restricted cash, reduced by repurchase agreement
borrowings.

BMNM Announces Second Quarter 2022 Results

August 11, 2022
Returns for the Quarter Ended June 30, 2022
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
Interest income (net of repo cost) $ 260,498 $ 57,910 $ 986 $ 58,896 $ 319,394
Realized and unrealized (losses) gains (1,896,815) 124,615 (5,151) 119,464 (1,777,351)
Hedge losses (49,688) n/a n/a n/a (49,688)
Total Return $ (1,686,005) $ 182,525 $ (4,165) $ 178,360 $ (1,507,645)
Beginning capital allocation $ 4,813,148 $ 3,019,549 $ 15,689 $ 3,035,238 $ 7,848,386
Return on invested capital for the quarter
(1)
(35.0)% 6.0% (26.5)% 5.9% (19.2)%
(1)
Calculated by dividing the Total

Return by the Beginning Capital Allocation, expressed as a percentage.
Prepayments
For the second quarter of 2022,

the Company received approximately $2.1 million in scheduled and unscheduled principal repayments
and prepayments, which

equated to a

3-month constant prepayment

rate (“CPR”) of

approximately 20.0%

for the second

quarter of 2022.

Prepayment rates on the two MBS sub-portfolios were as follows (in CPR):

PT Structured
MBS Sub- MBS Sub- Total
Three Months Ended Portfolio Portfolio Portfolio
June 30, 2022 17.2 22.9 20.0
March 31, 2022 18.5 25.6 20.9
December 31, 2021 13.7 35.2 21.1
September 30, 2021 15.5 26.9 18.3
June 30, 2021 21.0 31.3 21.9
March 31, 2021 18.5 16.4 18.3
Portfolio
The following tables summarize the MBS portfolio as of June 30, 2022 and December 31, 2021:
($ in thousands)
Weighted
Percentage Average
of Weighted Maturity
Fair Entire Average in Longest
Asset Category Value Portfolio Coupon Months Maturity
June 30, 2022
Fixed Rate MBS $ 35,492 92.1% 4.03% 324 1-May-52
Interest-Only MBS 3,034 7.9% 2.82% 302 15-May-51
Inverse Interest-Only MBS 9 0.0% 5.45% 203 15-May-39
Total MBS Portfolio $ 38,535 100.0% 3.55% 322 1-May-52
December 31, 2021
Fixed Rate MBS $ 58,029 95.4% 3.69% 330 1-Sep-51
Interest-Only MBS 2,759 4.6% 2.86% 306 15-May-51
Inverse Interest-Only MBS 15 0.0% 5.90% 209 15-May-39
Total MBS Portfolio $ 60,803 100.0% 3.41% 329 1-Sep-51

BMNM Announces Second Quarter 2022 Results

August 11, 2022
($ in thousands)
June 30, 2022 December 31, 2021
Percentage of Percentage of
Agency Fair Value Entire Portfolio Fair Value Entire Portfolio
Fannie Mae $ 24,701 64.1% $ 39,703 65.3%
Freddie Mac 13,834 35.9% 21,100 34.7%
Total Portfolio $ 38,535 100.0% $ 60,803 100.0%
June 30, 2022 December 31, 2021
Weighted Average Pass Through Purchase Price $ 106.70 $ 109.33
Weighted Average Structured Purchase Price $ 4.48 $ 4.81
Weighted Average Pass Through Current Price $ 100.30 $ 109.30
Weighted Average Structured Current Price $ 12.95 $ 9.87
Effective Duration
(1)
3.909 2.103
(1)
Effective duration is the

approximate percentage change

in price for a

100 basis point change

in rates.

An effective duration

of 3.909 indicates
that an

interest rate

increase of

1.0% would

be expected

to cause

a 3.909%

decrease in

the value

of the

MBS in

the Company’s

investment
portfolio at June 30, 2022.

An effective duration of

2.103 indicates that an interest

rate increase of 1.0% would

be expected to cause

a 2.103%
decrease in the value of the MBS in the Company’s investment portfolio at December 31, 2021. These figures include the structured securities in the portfolio but not

the effect of

the Company’s hedges.
Effective duration quotes

for individual investments

are obtained from

The Yield Book,
Inc.
Financing and Liquidity
As of

June 30, 2022,

the Company had outstanding repurchase obligations of approximately $36.9 million with a net weighted average
borrowing

rate of

1.34%.

These agreements

were collateralized

by MBS

with a

fair value,

including

accrued

interest,

of approximately

$38.5
million and cash

of approximately $0.8 million. At

June 30,

2022, the

Company’s liquidity was approximately $5.8 million, consisting of unpledged

MBS and cash

and cash equivalents.
We may

pledge

more of

our structured

MBS as

part of

a repurchase

agreement

funding,

but retain

cash in

lieu of

acquiring

additional

assets.

In this way,

we can, at

a modest cost, retain

higher levels of cash on

hand and decrease the likelihood we

will have to

sell assets in

a
distressed

market in

order to

raise cash.

Below is

a list of

outstanding

borrowings

under repurchase

obligations

at June 30,

2022.
($ in thousands)
Repurchase Agreement Obligations
Weighted Weighted
Total Average Average
Outstanding % of
Borrowing

Amount Maturity
Counterparty Balances Total Rate at Risk
(1)
(in Days)
Mirae Asset Securities (USA) Inc. $ 27,557 74.6% 1.33% $ 1,794 28
South Street Securities, LLC 4,451 12.1% 1.17% 150 18
Mitsubishi UFJ Securities (USA), Inc. 2,596 7.0% 1.93% 304 23
ED&F Man Capital Markets, Inc. 2,322 6.3% 1.13% 77 18
$ 36,926 100.0% 1.34% $ 2,325 26
(1)
Equal to the fair value of securities sold (including accrued interest receivable)

and cash posted as collateral,

if any, minus the

sum of repurchase
agreement liabilities,

accrued interest

payable and securities

posted by the

counterparty

(if any).

BMNM Announces Second Quarter 2022 Results

August 11, 2022
Summarized Consolidated Financial Statements
The following is a summarized presentation

of the unaudited consolidated

balance sheets as of June 30, 2022, and December

31, 2021,
and the unaudited

consolidated

statements

of operations

for the

six and three

months ended

June 30,

2022 and

2021.

Amounts

presented
are subject

to change.
BIMINI CAPITAL MANAGEMENT,

INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited - Amounts Subject To

Change)
June 30, 2022 December 31, 2021
ASSETS
Mortgage-backed securities $ 38,535,050 $ 60,803,144
Cash equivalents and restricted cash 6,529,567 9,812,410
Orchid Island Capital, Inc. common stock, at fair value 7,396,767 11,679,107
Accrued interest receivable 173,903 229,942
Deferred tax assets, net 36,351,770 35,036,312
Other assets 4,356,438 4,523,726
Total Assets $ 93,343,495 $ 122,084,641
LIABILITIES AND STOCKHOLDERS' EQUITY
Repurchase agreements $ 36,925,999 $ 58,877,999
Long-term debt 27,427,705 27,438,976
Other liabilities 1,106,396 2,767,816
Total Liabilities 65,460,100 89,084,791
Stockholders' equity

27,883,395 32,999,850
Total Liabilities and

Stockholders' Equity
$ 93,343,495 $ 122,084,641
Class A Common Shares outstanding 10,472,779 10,702,194
Book value per share $ 2.66 $ 3.08

BMNM Announces Second Quarter 2022 Results

August 11, 2022
BIMINI CAPITAL MANAGEMENT,

INC.
CONSOLIDATED STATEMENTS

OF OPERATIONS
(Unaudited - Amounts Subject to Change)
Six Months Ended June 30, Three Months Ended June 30,
2022 2021 2022 2021
Advisory services $ 6,407,741 $ 4,211,221 $ 3,332,379 $ 2,185,812
Interest and dividend income 1,636,110 2,201,257 742,441 1,084,544
Interest expense (663,720) (570,309) (376,412) (280,903)
Net revenues 7,380,131 5,842,169 3,698,408 2,989,453
Other expense (9,223,396) (1,821,883) (2,865,092) (2,480,283)
Expenses 4,138,351 3,481,004 2,112,872 1,724,421
Net (loss) income before income tax (benefit) provision (5,981,616) 539,282 (1,279,556) (1,215,251)
Income tax (benefit) provision (1,315,458) 168,638 (92,982) (295,465)
Net (loss) income $ (4,666,158) $ 370,644 $ (1,186,574) $ (919,786)
Basic and Diluted Net Income (Loss) Per Share of:
CLASS A COMMON STOCK $ (0.44) $ 0.03 $ (0.11) $ (0.08)
CLASS B COMMON STOCK $ (0.44) $ 0.03 $ (0.11) $ (0.08)
Three Months Ended June 30,
Key Balance Sheet Metrics 2022 2021
Average MBS
(1)
$ 46,607,126 $ 70,924,730
Average repurchase agreements
(1)
45,870,344 72,240,999
Average stockholders' equity
(1)
28,513,181 35,318,386
Key Performance Metrics
Average yield on MBS
(2)
3.36% 3.26%
Average cost of funds
(2)
0.63% 0.17%
Average economic cost of funds
(3)
2.25% 4.09%
Average interest rate spread
(4)
2.73% 3.09%
Average economic interest rate spread
(5)
1.11% (0.83)%
Summarized Consolidated Financial Statements
(1).
Average MBS,

repurchase agreements

and stockholders’

equity balances

are calculated

using two data

points, the

beginning and

ending balances.
(2).
Portfolio yields and

costs of

funds are

calculated based

on

the average

balances of

the underlying

investment portfolio/repurchase agreement
balances and

are annualized

for the quarterly

periods presented.
(3).
Represents interest cost of our borrowings and the effect of derivative agreements attributed to the period related to hedging activities,

divided by
average repurchase

agreements.
(4).
Average interest

rate spread is

calculated by

subtracting

average cost

of funds from

average yield

on MBS.
(5).
Average economic

interest rate

spread is calculated

by subtracting

average economic

cost of funds

from average

yield on MBS.

BMNM Announces Second Quarter 2022 Results

August 11, 2022
About Bimini Capital Management, Inc.
Bimini Capital Management,

Inc. invests primarily

in, but is not limited to investing

in, residential

mortgage-related

securities issued

by the
Federal National

Mortgage Association

(Fannie Mae), the Federal

Home Loan Mortgage Corporation

(Freddie Mac) and the Government
National Mortgage Association

(Ginnie Mae). Its objective is to earn returns on the spread between the yield on its assets and its

costs,
including the interest expense on

the funds

it borrows.

In addition, Bimini

generates a significant portion of

its revenue serving

as the
manager of

the MBS portfolio

of Orchid Island

Capital,

Inc.
Forward Looking Statements
Statements

herein

relating

to matters

that are

not historical

facts

are forward-looking

statements

as defined

in the

Private

Securities

Litigation
Reform Act of 1995. The reader is cautioned that

such forward-looking

statements are based on information

available at the time and on
management's

good faith

belief

with respect

to future

events,

and are

subject

to risks

and uncertainties

that could

cause actual

performance
or results to

differ materially

from those expressed

in such forward-looking

statements.

Important

factors that

could cause

such differences
are

described

in

Bimini

Capital

Management,

Inc.'s

filings

with

the

Securities

and

Exchange

Commission,

including

Bimini

Capital
Management, Inc.'s most

recent Annual Report on

Form 10-K

and Quarterly Reports

on Form

10-Q. Bimini

Capital Management, Inc.
assumes no obligation to update forward-looking statements to reflect subsequent results, changes in assumptions or changes in other
factors affecting

forward-looking

statements.
Earnings Conference Call Details
An earnings

conference

call and

live audio

webcast

will be

hosted Friday,

August 12,

2022, at

10:00 AM

ET. Participants

can receive

dial-in
information

via email

by following

the link:
https://ige.netroadshow.com/registration/q4inc/11341/bimini-capital-second-quarter-earnings-conference-call/
A

live

audio

webcast

of

the

conference

call

can

be

accessed

via

the

investor

relations

section

of

the

Company's

website

at
https://ir.biminicapital.com

or at

https://events.q4inc.com/attendee/286429349,

and an

audio archive of

the webcast will

be available for
approximately

one year.
CONTACT:
Bimini Capital

Management,

Inc.
Robert E.

Cauley, 772-231-1400
Chairman

and Chief

Executive

Officer
https://ir.biminicapital.com